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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  March 6, 1995
              Date of earliest event reported:  February 27, 1995

                               ATLAS CORPORATION
             (Exact name of registrant as specified in its charter)


                           DELAWARE 1-271413-5503312
                       (State of(Commission(IRS Employer
                 Incorporation)File Number)Identification No.)


                       370 SEVENTEENTH STREET, SUITE 3150
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)


                                 (303) 825-1200
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     The news release dated February 27, 1995, a copy of which is attached as
Exhibit 99 hereto, is incorporated herein by reference and made a part hereof.






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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ATLAS CORPORATION

Date:  March 6, 1995                            By:  /s/ JEROME C. CAIN
                                                     ------------------
                                                     Jerome C. Cain
                                                     Treasurer and Secretary




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                                  EXHIBIT INDEX


Exhibit No.  Description                                           Page No.
- -----------  -----------                                           --------

99.          News Release dated February 27, 1995                     5



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